Commitments and Contingencies - Changes in the Carrying Amount of Warranty Obligations (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Changes in the Carrying Amount of Warranty Obligations
Balance at beginning of year	$ 3,944	$ 4,899
Provision charged to cost of sales	2,675	3,947
Usage	(2,643)	(3,451)
Adjustments to previously provided warranties, net	(1,016)	(1,501)
Currency translation	(150)	50
Balance at end of year	$ 2,810	$ 3,944